                               POWER OF ATTORNEY

                                 Kieran Mullins
  Chairman of the Board, President and Chief Executive Officer and a Director

KNOW ALL MEN BY THESE PRESENTS, that I, Kieran Mullins, Chairman of the Board, President and Chief Executive Officer and a Director of First MetLife Investors Insurance Company (to be renamed Brighthouse Life Insurance Company of NY subject to regulatory approval), a New York company (the "Company"), do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, and Andrew L. Gangolf, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by the Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

     o First MetLife Investors Variable Annuity Account One (to be renamed Brighthouse Variable Annuity Account B) (811-08306)
           File No. 033-74174 First COVA VA, Custom Select, Russell Select and
             Class VA, Class AA and Class B
           File No. 333-96773 Class VA (offered between June 15, 2001 and
             October 7, 2011), Class AA, and Class B
           File No. 333-96775 Class A
           File No. 333-96777 Class XC
           File No. 333-96785 Class L and Class L-4 Year (offered between
             November 22, 2004  and October 7, 2011)
           File No. 333-96795 Class C (offered between September 4, 2001 and
             October 7, 2011)
           File No. 333-125613 Vintage L and Vintage XC
           File No. 333-125617 PrimElite III
           File No. 333-125618 Marquis Portfolios (offered between November 7,
             2005 and April 30, 2012)
           File No. 333-125619 Protected Equity Portfolio
           File No. 333-137370 Class S and Class S-L Share Option (offered between April 30, 2007 and October 7, 2011)
           File No. 333-137969 PrimElite IV
           File No. 333-148873 Pioneer PRISM
           File No. 333-148874 Pioneer PRISM XC
           File No. 333-148876 Pioneer PRISM L
           File No. 333-152450 Class XTRA
           File No. 333-156646 Class XTRA 6
           File No. 333-158579 Brighthouse Simple Solutions/SM/
           File No. 333-169687 Class VA-4 (offered between May 1, 2011 and
             October 7, 2011)
           File No. 333-176679 Class S (offered on and after October 7, 2011)
             and Class S-L Share Option (offered on and after October 7, 2011) File No. 333-176680 Class VA-4 (offered on and after October 7,
             2011)
           File No. 333-176691 Class VA (offered on and after October 7, 2011) File No. 333-176692 Class L-4 Year (offered between October 7, 2011 and April 28, 2013)
           File No. 333-176693 Class C (offered on and after October 7, 2011) File No. 333-178515 Class O

           File No. 333-179240 Marquis Portfolios (offered on and after
             April 30, 2012)
           File No. 333-186216 Class L-4 Year (offered on and after April 29,
             2013)
           File No. 333-205137 Class O (offered on and after September 21, 2015) File No. 333-209057 Class VA-4 (offered on and after May 2, 2016) File No. 333-209058 Class VA (offered on and after May 2, 2016)
           File No. 333-209059 Class S (offered on and after May 2, 2016) and
             S-L Share Option (offered on and after May 2, 2016),

           New variable annuities such as:
           - Brighthouse Prime Options
           - Brighthouse Growth and Income
           - Brighthouse Accumulation Annuity
           - Brighthouse Investment Portfolio Architect,

         And pertaining to:
           Brighthouse Shield Level Selector/SM/ Annuity
           Brighthouse Shield Level Selector/SM/ 3-Year Annuity,

           New annuities such as:
           Brighthouse Shield Annuity
           Brighthouse Shield 3-Year Annuity,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of March, 2017.

/s/ Kieran Mullins
------------------------------
Kieran Mullins

                               POWER OF ATTORNEY

                             Kimberly A. Berwanger
                          Director and Vice President

KNOW ALL MEN BY THESE PRESENTS, that I, Kimberly A. Berwanger, a Director and Vice President of First MetLife Investors Insurance Company (to be renamed Brighthouse Life Insurance Company of NY subject to regulatory approval), a New York company (the "Company"), do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, and Andrew L. Gangolf, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by the Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

     o First MetLife Investors Variable Annuity Account One (to be renamed Brighthouse Variable Annuity Account B) (811-08306)
           File No. 033-74174 First COVA VA, Custom Select, Russell Select and
            Class VA, Class AA and Class B
           File No. 333-96773 Class VA (offered between June 15, 2001 and
             October 7, 2011), Class AA, and Class B
           File No. 333-96775 Class A
           File No. 333-96777 Class XC
           File No. 333-96785 Class L and Class L-4 Year (offered between
             November 22, 2004  and October 7, 2011)
           File No. 333-96795 Class C (offered between September 4, 2001 and
             October 7, 2011)
           File No. 333-125613 Vintage L and Vintage XC
           File No. 333-125617 PrimElite III
           File No. 333-125618 Marquis Portfolios (offered between November 7,
             2005 and April 30, 2012)
           File No. 333-125619 Protected Equity Portfolio
           File No. 333-137370 Class S and Class S-L Share Option (offered between April 30, 2007 and October 7, 2011)
           File No. 333-137969 PrimElite IV
           File No. 333-148873 Pioneer PRISM
           File No. 333-148874 Pioneer PRISM XC
           File No. 333-148876 Pioneer PRISM L
           File No. 333-152450 Class XTRA
           File No. 333-156646 Class XTRA 6
           File No. 333-158579 Brighthouse Simple Solutions/SM/
           File No. 333-169687 Class VA-4 (offered between May 1, 2011 and
             October 7, 2011)
           File No. 333-176679 Class S (offered on and after October 7, 2011)
             and Class S-L Share Option (offered on and after October 7, 2011) File No. 333-176680 Class VA-4 (offered on and after October 7,
             2011)
           File No. 333-176691 Class VA (offered on and after October 7, 2011) File No. 333-176692 Class L-4 Year (offered between October 7, 2011 and April 28, 2013)
           File No. 333-176693 Class C (offered on and after October 7, 2011) File No. 333-178515 Class O
           File No. 333-179240 Marquis Portfolios (offered on and after
             April 30, 2012)

           File No. 333-186216 Class L-4 Year (offered on and after April 29,
             2013)
           File No. 333-205137 Class O (offered on and after September 21, 2015) File No. 333-209057 Class VA-4 (offered on and after May 2, 2016) File No. 333-209058 Class VA (offered on and after May 2, 2016)
           File No. 333-209059 Class S (offered on and after May 2, 2016) and
             S-L Share Option (offered on and after May 2, 2016),

           New variable annuities such as:
           - Brighthouse Prime Options
           - Brighthouse Growth and Income
           - Brighthouse Accumulation Annuity
           - Brighthouse Investment Portfolio Architect,

         And pertaining to:
           Brighthouse Shield Level Selector/SM/ Annuity
           Brighthouse Shield Level Selector/SM/ 3-Year Annuity,

           New annuities such as:
           Brighthouse Shield Annuity
           Brighthouse Shield 3-Year Annuity,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of March, 2017.

/s/ Kimberly A. Berwanger
-------------------------------
Kimberly A. Berwanger

                               POWER OF ATTORNEY

                               Norse N. Blazzard
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Norse N. Blazzard, a Director of First MetLife Investors Insurance Company (to be renamed Brighthouse Life Insurance Company of NY subject to regulatory approval), a New York company (the "Company"), do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, and Andrew L. Gangolf, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by the Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

     o First MetLife Investors Variable Annuity Account One (to be renamed Brighthouse Variable Annuity Account B) (811-08306)
          File No. 033-74174 First COVA VA, Custom Select, Russell Select and
            Class VA, Class AA and Class B
          File No. 333-96773 Class VA (offered between June 15, 2001 and
            October 7, 2011), Class AA, and Class B
          File No. 333-96775 Class A
          File No. 333-96777 Class XC
          File No. 333-96785 Class L and Class L-4 Year (offered between
            November 22, 2004  and October 7, 2011)
          File No. 333-96795 Class C (offered between September 4, 2001 and
            October 7, 2011)
          File No. 333-125613 Vintage L and Vintage XC
          File No. 333-125617 PrimElite III
          File No. 333-125618 Marquis Portfolios (offered between November 7,
            2005 and April 30, 2012)
          File No. 333-125619 Protected Equity Portfolio
          File No. 333-137370 Class S and Class S-L Share Option (offered between April 30, 2007 and October 7, 2011)
          File No. 333-137969 PrimElite IV
          File No. 333-148873 Pioneer PRISM
          File No. 333-148874 Pioneer PRISM XC
          File No. 333-148876 Pioneer PRISM L
          File No. 333-152450 Class XTRA
          File No. 333-156646 Class XTRA 6
          File No. 333-158579 Brighthouse Simple Solutions/SM/
          File No. 333-169687 Class VA-4 (offered between May 1, 2011 and
            October 7, 2011)
          File No. 333-176679 Class S (offered on and after October 7, 2011) and
            Class S-L Share Option (offered on and after October 7, 2011)
          File No. 333-176680 Class VA-4 (offered on and after October 7, 2011) File No. 333-176691 Class VA (offered on and after October 7, 2011) File No. 333-176692 Class L-4 Year (offered between October 7, 2011 and April 28, 2013)
          File No. 333-176693 Class C (offered on and after October 7, 2011) File No. 333-178515 Class O
          File No. 333-179240 Marquis Portfolios (offered on and after April 30,
            2012)
          File No. 333-186216 Class L-4 Year (offered on and after April 29,
            2013)

           File No. 333-205137 Class O (offered on and after September 21, 2015) File No. 333-209057 Class VA-4 (offered on and after May 2, 2016) File No. 333-209058 Class VA (offered on and after May 2, 2016)
           File No. 333-209059 Class S (offered on and after May 2, 2016) and
             S-L Share Option (offered on and after May 2, 2016),

           New variable annuities such as:
           - Brighthouse Prime Options
           - Brighthouse Growth and Income
           - Brighthouse Accumulation Annuity
           - Brighthouse Investment Portfolio Architect,

         And pertaining to:
           Brighthouse Shield Level Selector/SM/ Annuity
           Brighthouse Shield Level Selector/SM/ 3-Year Annuity,

           New annuities such as:
           Brighthouse Shield Annuity
           Brighthouse Shield 3-Year Annuity,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of March, 2017.

/s/ Norse N. Blazzard
-------------------------------
Norse N. Blazzard

                               POWER OF ATTORNEY

                              David W. Chamberlin
                    Director, Vice President and Controller

KNOW ALL MEN BY THESE PRESENTS, that I, David W. Chamberlin, a Director, Vice President and Controller of First MetLife Investors Insurance Company (to be renamed Brighthouse Life Insurance Company of NY subject to regulatory approval), a New York company (the "Company"), do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, and Andrew L. Gangolf, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by the Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

     o First MetLife Investors Variable Annuity Account One (to be renamed Brighthouse Variable Annuity Account B) (811-08306)
           File No. 033-74174 First COVA VA, Custom Select, Russell Select and
             Class VA, Class AA and Class B
           File No. 333-96773 Class VA (offered between June 15, 2001 and
             October 7, 2011), Class AA, and Class B
           File No. 333-96775 Class A
           File No. 333-96777 Class XC
           File No. 333-96785 Class L and Class L-4 Year (offered between
             November 22, 2004  and October 7, 2011)
           File No. 333-96795 Class C (offered between September 4, 2001 and
             October 7, 2011)
           File No. 333-125613 Vintage L and Vintage XC
           File No. 333-125617 PrimElite III
           File No. 333-125618 Marquis Portfolios (offered between November 7,
             2005 and April 30, 2012)
           File No. 333-125619 Protected Equity Portfolio
           File No. 333-137370 Class S and Class S-L Share Option (offered between April 30, 2007 and October 7, 2011)
           File No. 333-137969 PrimElite IV
           File No. 333-148873 Pioneer PRISM
           File No. 333-148874 Pioneer PRISM XC
           File No. 333-148876 Pioneer PRISM L
           File No. 333-152450 Class XTRA
           File No. 333-156646 Class XTRA 6
           File No. 333-158579 Brighthouse Simple Solutions/SM/
           File No. 333-169687 Class VA-4 (offered between May 1, 2011 and
             October 7, 2011)
           File No. 333-176679 Class S (offered on and after October 7, 2011)
             and Class S-L Share Option (offered on and after October 7, 2011) File No. 333-176680 Class VA-4 (offered on and after October 7,
             2011)
           File No. 333-176691 Class VA (offered on and after October 7, 2011) File No. 333-176692 Class L-4 Year (offered between October 7, 2011 and April 28, 2013)
           File No. 333-176693 Class C (offered on and after October 7, 2011) File No. 333-178515 Class O
           File No. 333-179240 Marquis Portfolios (offered on and after
             April 30, 2012)

           File No. 333-186216 Class L-4 Year (offered on and after April 29,
             2013)
           File No. 333-205137 Class O (offered on and after September 21, 2015) File No. 333-209057 Class VA-4 (offered on and after May 2, 2016) File No. 333-209058 Class VA (offered on and after May 2, 2016)
           File No. 333-209059 Class S (offered on and after May 2, 2016) and
             S-L Share Option (offered on and after May 2, 2016),

           New variable annuities such as:
           - Brighthouse Prime Options
           - Brighthouse Growth and Income
           - Brighthouse Accumulation Annuity
           - Brighthouse Investment Portfolio Architect,

         And pertaining to:
           Brighthouse Shield Level Selector/SM/ Annuity
           Brighthouse Shield Level Selector/SM/ 3-Year Annuity,

           New annuities such as:
           Brighthouse Shield Annuity
           Brighthouse Shield 3-Year Annuity,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of March, 2017.

/s/ David W. Chamberlin
------------------------------
David W. Chamberlin

                                POWER OF ATTORNEY

                                 Lynn A. Dumais
                   Vice President and Chief Financial Officer

KNOW ALL MEN BY THESE PRESENTS, that I, Lynn A. Dumais, Vice President and Chief Financial Officer of First MetLife Investors Insurance Company (to be renamed Brighthouse Life Insurance Company of NY subject to regulatory approval), a New York company (the "Company"), do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, and Andrew L. Gangolf, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by the Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

     o First MetLife Investors Variable Annuity Account One (to be renamed Brighthouse Variable Annuity Account B) (811-08306)
          File No. 033-74174 First COVA VA, Custom Select, Russell Select and
            Class VA, Class AA and Class B
          File No. 333-96773 Class VA (offered between June 15, 2001 and
            October 7, 2011), Class AA, and Class B
          File No. 333-96775 Class A
          File No. 333-96777 Class XC
          File No. 333-96785 Class L and Class L-4 Year (offered between
            November 22, 2004  and October 7, 2011)
          File No. 333-96795 Class C (offered between September 4, 2001 and
            October 7, 2011)
          File No. 333-125613 Vintage L and Vintage XC
          File No. 333-125617 PrimElite III
          File No. 333-125618 Marquis Portfolios (offered between November 7,
            2005 and April 30, 2012)
          File No. 333-125619 Protected Equity Portfolio
          File No. 333-137370 Class S and Class S-L Share Option (offered between April 30, 2007 and October 7, 2011)
          File No. 333-137969 PrimElite IV
          File No. 333-148873 Pioneer PRISM
          File No. 333-148874 Pioneer PRISM XC
          File No. 333-148876 Pioneer PRISM L
          File No. 333-152450 Class XTRA
          File No. 333-156646 Class XTRA 6
          File No. 333-158579 Brighthouse Simple Solutions/SM/
          File No. 333-169687 Class VA-4 (offered between May 1, 2011 and
            October 7, 2011)
          File No. 333-176679 Class S (offered on and after October 7, 2011) and
            Class S-L Share Option (offered on and after October 7, 2011)
          File No. 333-176680 Class VA-4 (offered on and after October 7, 2011) File No. 333-176691 Class VA (offered on and after October 7, 2011) File No. 333-176692 Class L-4 Year (offered between October 7, 2011 and April 28, 2013)
          File No. 333-176693 Class C (offered on and after October 7, 2011) File No. 333-178515 Class O
          File No. 333-179240 Marquis Portfolios (offered on and after April 30,
            2012)

           File No. 333-186216 Class L-4 Year (offered on and after April 29,
             2013)
           File No. 333-205137 Class O (offered on and after September 21, 2015) File No. 333-209057 Class VA-4 (offered on and after May 2, 2016) File No. 333-209058 Class VA (offered on and after May 2, 2016)
           File No. 333-209059 Class S (offered on and after May 2, 2016) and
             S-L Share Option (offered on and after May 2, 2016),

           New variable annuities such as:
           - Brighthouse Prime Options
           - Brighthouse Growth and Income
           - Brighthouse Accumulation Annuity
           - Brighthouse Investment Portfolio Architect,

         And pertaining to:
           Brighthouse Shield Level Selector/SM/ Annuity
           Brighthouse Shield Level Selector/SM/ 3-Year Annuity,

           New annuities such as:
           Brighthouse Shield Annuity
           Brighthouse Shield 3-Year Annuity,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of March, 2017.

/s/ Lynn A. Dumais
------------------------------
Lynn A. Dumais

                               POWER OF ATTORNEY

                              Richard A. Hemmings
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Richard A. Hemmings, a Director of First MetLife Investors Insurance Company (to be renamed Brighthouse Life Insurance Company of NY subject to regulatory approval), a New York company (the "Company"), do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, and Andrew L. Gangolf, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by the Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

     o First MetLife Investors Variable Annuity Account One (to be renamed Brighthouse Variable Annuity Account B) (811-08306)
           File No. 033-74174 First COVA VA, Custom Select, Russell Select and
             Class VA, Class AA and Class B
           File No. 333-96773 Class VA (offered between June 15, 2001 and
             October 7, 2011), Class AA, and Class B
           File No. 333-96775 Class A
           File No. 333-96777 Class XC
           File No. 333-96785 Class L and Class L-4 Year (offered between
             November 22, 2004  and October 7, 2011)
           File No. 333-96795 Class C (offered between September 4, 2001 and
             October 7, 2011)
           File No. 333-125613 Vintage L and Vintage XC
           File No. 333-125617 PrimElite III
           File No. 333-125618 Marquis Portfolios (offered between November 7,
             2005 and April 30, 2012)
           File No. 333-125619 Protected Equity Portfolio
           File No. 333-137370 Class S and Class S-L Share Option (offered between April 30, 2007 and October 7, 2011)
           File No. 333-137969 PrimElite IV
           File No. 333-148873 Pioneer PRISM
           File No. 333-148874 Pioneer PRISM XC
           File No. 333-148876 Pioneer PRISM L
           File No. 333-152450 Class XTRA
           File No. 333-156646 Class XTRA 6
           File No. 333-158579 Brighthouse Simple Solutions/SM/
           File No. 333-169687 Class VA-4 (offered between May 1, 2011 and
             October 7, 2011)
           File No. 333-176679 Class S (offered on and after October 7, 2011)
             and Class S-L Share Option (offered on and after October 7, 2011) File No. 333-176680 Class VA-4 (offered on and after October 7, 2011) File No. 333-176691 Class VA (offered on and after October 7, 2011) File No. 333-176692 Class L-4 Year (offered between October 7, 2011 and April 28, 2013)
           File No. 333-176693 Class C (offered on and after October 7, 2011) File No. 333-178515 Class O
           File No. 333-179240 Marquis Portfolios (offered on and after
             April 30, 2012)
           File No. 333-186216 Class L-4 Year (offered on and after April 29,
             2013)

           File No. 333-205137 Class O (offered on and after September 21, 2015) File No. 333-209057 Class VA-4 (offered on and after May 2, 2016) File No. 333-209058 Class VA (offered on and after May 2, 2016)
           File No. 333-209059 Class S (offered on and after May 2, 2016) and
             S-L Share Option (offered on and after May 2, 2016),

           New variable annuities such as:
           - Brighthouse Prime Options
           - Brighthouse Growth and Income
           - Brighthouse Accumulation Annuity
           - Brighthouse Investment Portfolio Architect,

         And pertaining to:
           Brighthouse Shield Level Selector/SM/ Annuity
           Brighthouse Shield Level Selector/SM/ 3-Year Annuity,

           New annuities such as:
           Brighthouse Shield Annuity
           Brighthouse Shield 3-Year Annuity,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of March, 2017.

/s/ Richard A. Hemmings
-------------------------------
Richard A. Hemmings

                               POWER OF ATTORNEY

                               Richard C. Pearson
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Richard C. Pearson, a Director of First MetLife Investors Insurance Company (to be renamed Brighthouse Life Insurance Company of NY subject to regulatory approval), a New York company (the "Company"), do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, and Andrew L. Gangolf, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by the Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

     o First MetLife Investors Variable Annuity Account One (to be renamed Brighthouse Variable Annuity Account B) (811-08306)
           File No. 033-74174 First COVA VA, Custom Select, Russell Select and
             Class VA, Class AA and Class B
           File No. 333-96773 Class VA (offered between June 15, 2001 and
             October 7, 2011), Class AA, and Class B
           File No. 333-96775 Class A
           File No. 333-96777 Class XC
           File No. 333-96785 Class L and Class L-4 Year (offered between
             November 22, 2004 and October 7, 2011)
           File No. 333-96795 Class C (offered between September 4, 2001 and
             October 7, 2011)
           File No. 333-125613 Vintage L and Vintage XC
           File No. 333-125617 PrimElite III
           File No. 333-125618 Marquis Portfolios (offered between November 7,
             2005 and April 30, 2012)
           File No. 333-125619 Protected Equity Portfolio
           File No. 333-137370 Class S and Class S-L Share Option (offered between April 30, 2007 and October 7, 2011)
           File No. 333-137969 PrimElite IV
           File No. 333-148873 Pioneer PRISM
           File No. 333-148874 Pioneer PRISM XC
           File No. 333-148876 Pioneer PRISM L
           File No. 333-152450 Class XTRA
           File No. 333-156646 Class XTRA 6
           File No. 333-158579 Brighthouse Simple Solutions/SM/
           File No. 333-169687 Class VA-4 (offered between May 1, 2011 and
             October 7, 2011)
           File No. 333-176679 Class S (offered on and after October 7, 2011)
             and Class S-L Share Option (offered on and after October 7, 2011) File No. 333-176680 Class VA-4 (offered on and after October 7, 2011) File No. 333-176691 Class VA (offered on and after October 7, 2011) File No. 333-176692 Class L-4 Year (offered between October 7, 2011 and April 28, 2013)
           File No. 333-176693 Class C (offered on and after October 7, 2011) File No. 333-178515 Class O
           File No. 333-179240 Marquis Portfolios (offered on and after
             April 30, 2012)
           File No. 333-186216 Class L-4 Year (offered on and after April 29,
             2013)

           File No. 333-205137 Class O (offered on and after September 21, 2015) File No. 333-209057 Class VA-4 (offered on and after May 2, 2016) File No. 333-209058 Class VA (offered on and after May 2, 2016)
           File No. 333-209059 Class S (offered on and after May 2, 2016) and
             S-L Share Option (offered on and after May 2, 2016),

           New variable annuities such as:
           - Brighthouse Prime Options
           - Brighthouse Growth and Income
           - Brighthouse Accumulation Annuity
           - Brighthouse Investment Portfolio Architect,

         And pertaining to:
           Brighthouse Shield Level Selector/SM/ Annuity
           Brighthouse Shield Level Selector/SM/ 3-Year Annuity,

           New annuities such as:
           Brighthouse Shield Annuity
           Brighthouse Shield 3-Year Annuity,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of March, 2017.

/s/ Richard C. Pearson
------------------------------
Richard C. Pearson